Exhibit 99.1 Investor Presentation October 2020Exhibit 99.1 Investor Presentation October 2020

Cautionary Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as believes, anticipates, plans, may, intends, will, should, expects, and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, comments about Kohl's future financial plans, capital generation, management and deployment strategies, adequacy of capital resources and the competitive environment. Such statements are subject to certain risks and uncertainties, which could cause Kohl's actual results to differ materially from those anticipated by the forward looking statements. These risks and uncertainties include, but are not limited to, those described in Item 1A in Kohl's Annual Report on Form 10-K, and in Item 1A of Part II in the Company's Quarterly Report on Form 10-Q for the quarter ended May 2, 2020, which are expressly incorporated herein by reference, and other factors as may periodically be described in Kohl's filings with the SEC. Any number of risks and uncertainties could cause actual results to differ materially from those Kohl’s expresses in its forward-looking statements, including the short and long-term impact of COVID-19 on the economy and the pace of recovery thereafter.  Forward-looking statements speak as of the date they are made, and Kohl’s undertakes no obligation to update them.   Non-GAAP Financial Measures In addition, this presentation contains non-GAAP financial measures, including adjusted operating income, free cash flow, and leverage ratio. Reconciliations of all non-GAAP measures to the most directly comparable GAAP measures are included in the Appendix of this presentation. 2Cautionary Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as believes, anticipates, plans, may, intends, will, should, expects, and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, comments about Kohl's future financial plans, capital generation, management and deployment strategies, adequacy of capital resources and the competitive environment. Such statements are subject to certain risks and uncertainties, which could cause Kohl's actual results to differ materially from those anticipated by the forward looking statements. These risks and uncertainties include, but are not limited to, those described in Item 1A in Kohl's Annual Report on Form 10-K, and in Item 1A of Part II in the Company's Quarterly Report on Form 10-Q for the quarter ended May 2, 2020, which are expressly incorporated herein by reference, and other factors as may periodically be described in Kohl's filings with the SEC. Any number of risks and uncertainties could cause actual results to differ materially from those Kohl’s expresses in its forward-looking statements, including the short and long-term impact of COVID-19 on the economy and the pace of recovery thereafter. Forward-looking statements speak as of the date they are made, and Kohl’s undertakes no obligation to update them. Non-GAAP Financial Measures In addition, this presentation contains non-GAAP financial measures, including adjusted operating income, free cash flow, and leverage ratio. Reconciliations of all non-GAAP measures to the most directly comparable GAAP measures are included in the Appendix of this presentation. 2

10 Driving Top Line Growth Kohl’s: Our Vision and Strategy 4 Drive Top Line Growth 11 Expand Operating Margin 23 Table of Contents Disciplined Capital Management 27 Strong Organizational Core 31 Creating Long-term Shareholder Value 33 310 Driving Top Line Growth Kohl’s: Our Vision and Strategy 4 Drive Top Line Growth 11 Expand Operating Margin 23 Table of Contents Disciplined Capital Management 27 Strong Organizational Core 31 Creating Long-term Shareholder Value 33 3

Kohl’s: Our Vision and Strategy 4Kohl’s: Our Vision and Strategy 4

OUR VISION The most trusted retailer of choice for the active and casual lifestyle Destination for active, casual and beauty for the entire • family — from the most trusted brands, always delivering quality and discovery Leading with loyalty and value through best-in-class • rewards program Differentiated omni-channel experience — easy and inviting, • no matter how our customers want to shop 5OUR VISION The most trusted retailer of choice for the active and casual lifestyle Destination for active, casual and beauty for the entire • family — from the most trusted brands, always delivering quality and discovery Leading with loyalty and value through best-in-class • rewards program Differentiated omni-channel experience — easy and inviting, • no matter how our customers want to shop 5

Our Strategy

The most trusted retailer of choice for the active and casual lifestyle



Drive Top Line Growth

Destination for Active & Casual Lifestyle

- Expand Active and Outdoor
- Reignite growth in Women's
- Build a sizable Beauty business
- Drive category productivity and inventory turn
- Capture market share from retail industry disruption

Leading with Loyalty & Value

- Best-in-class loyalty
- Drive productivity through deeper engagement
- Deliver personalized experiences

Differentiated Omni-channel Experience

- Healthy store base in evolving landscape
- Modernize the store experience
- Continue digital growth
- Further enhance omni-channel capabilities

Expand Operating Margin

Operating Margin Goal of 7% to 8%

- End-to-end supply chain transformation
- SG&A efficiency through store labor, marketing, and technology
- Operational excellence

Disciplined Capital Management

Maintain Strong Balance Sheet

- Sustain Investment Grade rating
- Solid cash flow generation
- Committed to returning capital to shareholders

Strong Organizational Core

Agile, Accountable & Inclusive Culture

- Innovative and adaptive learning approach
- Focused on diversity and inclusion
- ESG stewardship

Creating Long-term Shareholder Value

- Return to growth
- Expand operating margin
- Solid cash flow generation
- Maintain strong balance sheet
- Return capital to shareholders

KOHL'S
6

We are uniquely positioned to be the retailer of choice for the active and casual lifestyle For the entire family Accessible and Omni-channel ease Positioned for growth aspirational brand We serve the entire family We have a best-in-class omni- We’re focusing on growth portfolio across a breadth of categories: channel platform reaching 65 categories, and our flexible Women’s, Men’s, Kids, Home, million customers nationwide store and digital assets allow We offer an unmatched brand and Beauty us to continue to evolve with portfolio that is accessible and the customer aspirational to families every day 7We are uniquely positioned to be the retailer of choice for the active and casual lifestyle For the entire family Accessible and Omni-channel ease Positioned for growth aspirational brand We serve the entire family We have a best-in-class omni- We’re focusing on growth portfolio across a breadth of categories: channel platform reaching 65 categories, and our flexible Women’s, Men’s, Kids, Home, million customers nationwide store and digital assets allow We offer an unmatched brand and Beauty us to continue to evolve with portfolio that is accessible and the customer aspirational to families every day 7

Kohl’s has a powerful foundation to accelerate growth Active Customers 65M Loyalty Members 30M Kohl’s Charge Card holders 29M Kohl’s App Users 16M Of Americans living within 15 miles of a Kohl’s store 80% Nationwide base of convenient store locations 1,163 Store visits 600M Digital sales penetration 24% Website visits per year 1.5B 12M 1.5M 10M 1M Socially Facebook Followers Instagram Followers Monthly Pinterest Views Twitter Followers Engaged Figures based on 2019 results 8Kohl’s has a powerful foundation to accelerate growth Active Customers 65M Loyalty Members 30M Kohl’s Charge Card holders 29M Kohl’s App Users 16M Of Americans living within 15 miles of a Kohl’s store 80% Nationwide base of convenient store locations 1,163 Store visits 600M Digital sales penetration 24% Website visits per year 1.5B 12M 1.5M 10M 1M Socially Facebook Followers Instagram Followers Monthly Pinterest Views Twitter Followers Engaged Figures based on 2019 results 8

We are building on areas with proven momentum Active Beauty Digital Innovation • We’re already a major player in • Our recent focus is gaining • We’ve continued to innovate • Leveraging our store footprint Active as a top retailer of Nike, traction and our customers are and enhance the customer (e.g. Amazon Returns) Under Armour, and Adidas responding experience • Using our omni-channel • Sales nearly doubled since • Sales increased nearly 40% platform to bring discovery to Digital sales grew more than • 2013 to 20% of our business over the past 5 years our customers 100% over the past 5 years to (e.g. Curated by Kohl’s) $4.5 billion • Constantly testing and implementing new ideas to better serve the customer (e.g. Store Drive Up) Figures based on 2019 results 9We are building on areas with proven momentum Active Beauty Digital Innovation • We’re already a major player in • Our recent focus is gaining • We’ve continued to innovate • Leveraging our store footprint Active as a top retailer of Nike, traction and our customers are and enhance the customer (e.g. Amazon Returns) Under Armour, and Adidas responding experience • Using our omni-channel • Sales nearly doubled since • Sales increased nearly 40% platform to bring discovery to Digital sales grew more than • 2013 to 20% of our business over the past 5 years our customers 100% over the past 5 years to (e.g. Curated by Kohl’s) $4.5 billion • Constantly testing and implementing new ideas to better serve the customer (e.g. Store Drive Up) Figures based on 2019 results 9

The COVID-19 crisis has further accelerated the path we’re on Active and Casual Digital and omni- Importance of value Shopping safely channel acceleration • We have grown Active at a 10% • Customers consistently rate • Made significant enhancements CAGR over the past 3 years Kohl’s as a leader in delivering to the store environment and • Our omni-channel customers compelling value operations as we reopened spend 6x more than our digital- • The Activewear market is only customers and 4x more expected to grow at a 3.3% • We have been recognized as the • Strong customer satisfaction than our store-only customers CAGR through 2023* #1 leader in loyalty in our retail with our new safety and sector for the past 4 years* cleanliness procedures • We added 4 million new digital • The trend towards casualization customers during the first half has accelerated as a result of the • Launched Kohl’s Rewards • We received an “A” grade from of 2020 COVID-19 crisis, and Kohl’s is a nationwide in September 2020 ShopSafely, an organization that known casual destination scores retailers on the safety of • Launched Store Drive Up in their shopping experience April 2020 during the COVID-19 pandemic • Stores fulfilled 50% of digital sales in Q2 2020 * Source: Euromonitor; Bond Brand Loyalty Report 10The COVID-19 crisis has further accelerated the path we’re on Active and Casual Digital and omni- Importance of value Shopping safely channel acceleration • We have grown Active at a 10% • Customers consistently rate • Made significant enhancements CAGR over the past 3 years Kohl’s as a leader in delivering to the store environment and • Our omni-channel customers compelling value operations as we reopened spend 6x more than our digital- • The Activewear market is only customers and 4x more expected to grow at a 3.3% • We have been recognized as the • Strong customer satisfaction than our store-only customers CAGR through 2023* #1 leader in loyalty in our retail with our new safety and sector for the past 4 years* cleanliness procedures • We added 4 million new digital • The trend towards casualization customers during the first half has accelerated as a result of the • Launched Kohl’s Rewards • We received an “A” grade from of 2020 COVID-19 crisis, and Kohl’s is a nationwide in September 2020 ShopSafely, an organization that known casual destination scores retailers on the safety of • Launched Store Drive Up in their shopping experience April 2020 during the COVID-19 pandemic • Stores fulfilled 50% of digital sales in Q2 2020 * Source: Euromonitor; Bond Brand Loyalty Report 10

Drive Top Line Growth 11Drive Top Line Growth 11

Drive Active to be at least 30% of our business

Active sales have increased at a 10% CAGR over the past three years, growing to 20% of our total sales in 2019

Fuel growth with key national brands

- Innovation and discovery across brands and categories for the entire family
- Assortment expansion
- Unique collaborations
- Increase dedicated space
- Differentiated experiences


FLX

Amplify opportunity in athleisure

- Introduce **FLX**, a new athleisure private brand in Spring 2021
- Grow existing brands (e.g. Champion, Vans)
- Curate and introduce emerging brands


LANDS' END

Grow Outdoor

- Expand Columbia across categories
- Scale Lands' End
  - Starting with 150 stores in Fall 2020 with room to grow
  - Currently offering full catalog online



Expand inclusive sizes

- Maximize underserved market and high-growth opportunity
- Inclusive sizing sales have outpaced our category growth and is expected to continue
- Increase space and choices in Plus and Big & Tall


KOHL'S
Shop by Department
My Store: Bucktown
All Products

Extended assortment online

- More size and color options
- Additional styles
- Partnerships
- Maximize team sports / Fanatics opportunity
- Continuous testing of new ideas

KOHL'S
12

We are taking a new and bolder approach to reignite growth in our Women's business

Women's sales declined at a 1.8% CAGR over the past three years versus rest of company increase of +1.4% CAGR



Restructured organization

- Integration of merchandising, planning, and product development under a single source of accountability
- New leadership team with extensive industry experience



Brand portfolio reinvention

- Exiting eight downtrending private brands
- Introducing new relevant brands appealing to both core customers and new, younger customers
- Will continue to iterate and evolve portfolio to ensure relevancy



Partnering with influencers to drive engagement

- Zoe Saldana x Adidas
- Cara Santana x Apt. 9
- Sonoma x Now + Gen
- More in development
- Drive awareness through social media


SONOMA

Drive clarity and productivity

- Reduce inventory and improve inventory turns
- Reduce choice counts by 40% and increase depth by 50% in Q4 2020



Enhance shopability and discovery

- By the end of 2020, enhance the Women's experience through:
  - Improving outfitting solutions with increased mannequins
  - New merchandising
  - Greater storytelling

KOHL'S

13

Build a sizable Beauty business, with the goal of tripling sales and driving incremental traffic



We have momentum and our customers are ready

- Demonstrated ability to grow the business with nearly 40% growth over the past 5 years
- Successful results from 12 elevated beauty experience stores


LAUREN CONRAD

Elevate and expand assortment

- Leadership position in fragrance today
- Expand color and skincare
- Introduce additional relevant national brands
- Leverage success with Lauren Conrad into beauty
- Curate unique digital offerings


LANCÔME

Invest in inspiring and elevated store experience

- 2,000+ sq. ft. in prime front of store location
- Premium flexible fixtures
- Trained beauty advisor engagement
- Enhanced lighting and leveraging technology

KOHL'S

Figures based on 2019 results

14

Drive category productivity and inventory turn through strategic category and brand introductions and exits



Category transformation

- We are leaning into growth categories such as Active, Casual, and Beauty
- We are streamlining less productive categories such as men's dress, handbags, and fine jewelry



Brand portfolio transformation

- We are exiting downtrending brands with eight previously announced and more to come
- We are amplifying our focus on core existing brands
- We continue to introduce new relevant brands in 2020 and beyond (Lands' End, TOMS, and Cole Haan)





Inventory management

- Drive inventory productivity by:
  - Increasing inventory turn by focusing on faster growing, higher turn products and categories
  - Improving clarity by increasing depth and reducing choice count
  - Introducing fresher product by decreasing cycle time
  - Leveraging technology to drive dynamic inventory allocation leading to higher regular sell through and reduced clearance levels

KOHL'S 15

Capture market share from retail industry disruption We have benefited from competitor store closures in the past and seek to capitalize on future opportunities U.S. retail bankruptcies, As many as 25,000 U.S. Retail was changing — store closures hit record in stores may close in 2020, but COVID-19 is making it first half of 2020. mostly in malls. unrecognizable. Share Capture Strategy • Highlight the strength and longevity of our brand • Drive awareness and consideration through local marketing (radio, television, and out of home) • Geo-target competitors’ customers in digital video, social, and display • Personalize emails to gain share of wallet from Kohl’s customers who also shop competitors 16Capture market share from retail industry disruption We have benefited from competitor store closures in the past and seek to capitalize on future opportunities U.S. retail bankruptcies, As many as 25,000 U.S. Retail was changing — store closures hit record in stores may close in 2020, but COVID-19 is making it first half of 2020. mostly in malls. unrecognizable. Share Capture Strategy • Highlight the strength and longevity of our brand • Drive awareness and consideration through local marketing (radio, television, and out of home) • Geo-target competitors’ customers in digital video, social, and display • Personalize emails to gain share of wallet from Kohl’s customers who also shop competitors 16

Our industry-leading loyalty program is a key value differentiator Great Everyday Value Kohl’s Cash Kohl’s Rewards Kohl’s Charge Card • Deliver compelling pricing and • Iconic and differentiated loyalty • Provides customers the • Highest sales penetration in offers to 65 million customers device that provides a fly-wheel opportunity to earn 5% Kohl’s retail (e.g. 56% in 2019) effect on customer return visits Cash everyday • Have built a responsive and agile • Provides more opportunities for model to optimize pricing and • Earn and redeem on all • 30 million members that spend customers to save promotions merchandise (no exclusions) 2x more than non-loyalty • Highest tier Kohl’s Charge Card customers • Focused on driving offer • No other retailer has successfully customers (“Most Valuable efficiency replicated or scaled this model • Consistently rated as a leading Customer”) spend 10x more loyalty program by customers than non-loyalty customers • Customers consistently rate Kohl’s as a leader in delivering • Recently launched to simplify • Supports a proprietary and compelling value and add new features and expansive customer knowledge personalization and analytics 17Our industry-leading loyalty program is a key value differentiator Great Everyday Value Kohl’s Cash Kohl’s Rewards Kohl’s Charge Card • Deliver compelling pricing and • Iconic and differentiated loyalty • Provides customers the • Highest sales penetration in offers to 65 million customers device that provides a fly-wheel opportunity to earn 5% Kohl’s retail (e.g. 56% in 2019) effect on customer return visits Cash everyday • Have built a responsive and agile • Provides more opportunities for model to optimize pricing and • Earn and redeem on all • 30 million members that spend customers to save promotions merchandise (no exclusions) 2x more than non-loyalty • Highest tier Kohl’s Charge Card customers • Focused on driving offer • No other retailer has successfully customers (“Most Valuable efficiency replicated or scaled this model • Consistently rated as a leading Customer”) spend 10x more loyalty program by customers than non-loyalty customers • Customers consistently rate Kohl’s as a leader in delivering • Recently launched to simplify • Supports a proprietary and compelling value and add new features and expansive customer knowledge personalization and analytics 17

Delivering personalized experiences for customers ensures they progress through their lifecycle with Kohl's



Best product

- Personalized emails
- Styling recommendations based on customer preferences across multiple touchpoints
- Corresponding homepage banners


KOHL'S
Outfit of the Day:
Classic Beauty
Perfectly put together with a pop of color, you can take this timeless look anywhere.
sweet scarf
cool denim jacket

Best content

- Outfitting tailored to customer propensities drives engagement across email, site, and social channels


KOHL'S
Rewards
MEMBER EXCLUSIVE
Can't wait to hit your next
$5 reward?

Best offer

- Targeting customers with a spend challenge to hit their next Reward value
- Dynamically serving customer offers based on customer propensities
- Reminding customers about Kohl's Cash balance


Get this deal before it's gone.
CHECK OUT NOW
YOUR NEW PRICE
$5.99
YOUR NEW PRICE

Best delivery

- Reminding customers about products abandoned in cart in email as well as on site, particularly when prices drop, drives conversion

INCREASE IN CUSTOMER ENGAGEMENT + HIGHER REVENUE PER PURCHASER

10% of digital sales are based on personalized recommendations

Personalized emails have 2x higher open rates and 4x higher click-thru rates than non-personalized emails

We connect with our customers more than 10 times per week

Our 16 million app users are 2x more active than web users

KOHL'S
18

Kohl’s has a strong and productive store base which can evolve with customer expectations and demand Our stores are very healthy and profitable • Constantly evaluating our retail footprint to serve our customers • Taking a disciplined approach of evaluating stores with the flexibility to adjust as needed • (e.g. 50 to 70 leases up for renewal annually) Leveraging our stores very differently than in the past • of stores generated $1M+ 90% in 4-wall cash flow in 2019 1,163 80% 95% stores in of Americans live of Kohl’s stores within 15 miles of a are off-mall 49 states Kohl’s store + 35% 10% 99% of digital sales higher digital sales of stores were fulfilled by stores in markets with 4-wall cash flow stores positive in 2019 19Kohl’s has a strong and productive store base which can evolve with customer expectations and demand Our stores are very healthy and profitable • Constantly evaluating our retail footprint to serve our customers • Taking a disciplined approach of evaluating stores with the flexibility to adjust as needed • (e.g. 50 to 70 leases up for renewal annually) Leveraging our stores very differently than in the past • of stores generated $1M+ 90% in 4-wall cash flow in 2019 1,163 80% 95% stores in of Americans live of Kohl’s stores within 15 miles of a are off-mall 49 states Kohl’s store + 35% 10% 99% of digital sales higher digital sales of stores were fulfilled by stores in markets with 4-wall cash flow stores positive in 2019 19

We are modernizing the total store experience to better serve today’s family Simplified Shopping Inspired Solutions Product Storytelling Omni Experiences Experience • Evolve existing omni • Construct product stories that • Continue to refresh the look and • Leverage cross merchandising experiences: leverage breadth of assortment feel of the store environment and overall product statements to encourage exploration & build to offer solutions across both - BOPUS/BOSS • Increase space to shop by engagement apparel and home - Store Drive Up opening up the aisles • Leverage key positions - Amazon Returns throughout the store to • Create a more inviting shopping • Continue to test new introduce new brands and build experience by reducing choices, experiences to better serve baskets: increasing inventory depth, and our customers - Curated by Kohl’s editing fixtures - Impulse program 20We are modernizing the total store experience to better serve today’s family Simplified Shopping Inspired Solutions Product Storytelling Omni Experiences Experience • Evolve existing omni • Construct product stories that • Continue to refresh the look and • Leverage cross merchandising experiences: leverage breadth of assortment feel of the store environment and overall product statements to encourage exploration & build to offer solutions across both - BOPUS/BOSS • Increase space to shop by engagement apparel and home - Store Drive Up opening up the aisles • Leverage key positions - Amazon Returns throughout the store to • Create a more inviting shopping • Continue to test new introduce new brands and build experience by reducing choices, experiences to better serve baskets: increasing inventory depth, and our customers - Curated by Kohl’s editing fixtures - Impulse program 20

Enhanced digital capabilities serve customers' preferences, complement omni-channel strategy and drive growth

Digital sales have increased at a 17% CAGR since 2014, growing to 24% of sales in 2019


SONOMA Goods for Life™ Ribbed Cardigan
SALE
$24.99
Your Price $19.99
20% OFF
X SMALL
SMALL
MEDIUM
LARGE
X LARGE
XX LARGE
VIEW LARGER

Driving value to our customers

- Improved price transparency through Your Price, which provides personalized prices by item based on the customers' specific offers
- Increasing value through Smart Cart, which provides incentive for customer pickup
- Evolving capability to do real-time and targeted offers


HOME SALE

Constantly evolving and enhancing the experience

- New website with elevated inspiration and discovery
- Greater functionality with attribution and filtering, product recommendations, and frictionless checkout
- Ease of experience with the Kohl's App


KOHL'S
LANDS' END

Expanding digital exclusive portfolio

- Active and Outdoor (e.g. Fanatics, Lands' End)
- Beauty
- Testing ground for products (e.g. Curated by Kohl's)
- Fill gaps in our assortment
- Direct Ship expansion

KOHL'S
21

Compelling and differentiated omni-channel experience drives increased customer productivity 4X 6X Omni-channel Omni-channel customer customer Omni-channel Stores Digital productivity vs. productivity vs. store-only digital-only 1.5B website visits 1,163 stores per year conveniently Drive traffic to stores located off-mall (store inventory visibility, geo-location marketing deals) 16M active app users 600M store visits Grew digital sales Leverage omni capabilities in 2019 more than 100% over (In-store pickup, Store Drive Up) the past 5 years Stores as network (Ship From Store) 22Compelling and differentiated omni-channel experience drives increased customer productivity 4X 6X Omni-channel Omni-channel customer customer Omni-channel Stores Digital productivity vs. productivity vs. store-only digital-only 1.5B website visits 1,163 stores per year conveniently Drive traffic to stores located off-mall (store inventory visibility, geo-location marketing deals) 16M active app users 600M store visits Grew digital sales Leverage omni capabilities in 2019 more than 100% over (In-store pickup, Store Drive Up) the past 5 years Stores as network (Ship From Store) 22

Expand Operating Margin 23Expand Operating Margin 23

We are focused on returning to growth Total Active & Outdoor $20.2 Revenue $20.1 $20.0 ($ in billions) Women’s Beauty Retail disruption Loyalty Digital Comparable +1.5% +1.7% (1.3%) Sales Growth Stores 2017* 2018 2019 Future * Includes $170M related to 53rd week 24We are focused on returning to growth Total Active & Outdoor $20.2 Revenue $20.1 $20.0 ($ in billions) Women’s Beauty Retail disruption Loyalty Digital Comparable +1.5% +1.7% (1.3%) Sales Growth Stores 2017* 2018 2019 Future * Includes $170M related to 53rd week 24

We are confident in our ability to expand operating margin to 7% to 8% We expect to achieve this as the environment normalizes Operating Margin 7% to 8% Supply chain transformation Sourcing 7.2% 7.1% Inventory management Operational excellence 6.1% Store automation Marketing eﬃciency Cost of shipping Product mix Wages 2017 2018* 2019* Future * 2018 and 2019 are Adjusted Operating Margin. Adjusted Operating Margin is a non-GAAP financial measure. For reference, the reconciliation can be found in the Appendix. 25We are confident in our ability to expand operating margin to 7% to 8% We expect to achieve this as the environment normalizes Operating Margin 7% to 8% Supply chain transformation Sourcing 7.2% 7.1% Inventory management Operational excellence 6.1% Store automation Marketing eﬃciency Cost of shipping Product mix Wages 2017 2018* 2019* Future * 2018 and 2019 are Adjusted Operating Margin. Adjusted Operating Margin is a non-GAAP financial measure. For reference, the reconciliation can be found in the Appendix. 25

Continuously driving greater cost efficiency through Operational Excellence discipline Recent cost Gross margin efficiency SG&A efficiency reduction efforts Sourcing optimization Store labor Leverage supplier relationships to drive Streamline and automate task-based work 2017-2019 more efficiency in product costs to reduce labor costs and invest back into Exceeded cost savings goal of $250 million an improved customer experience (e.g. self- through greater efficiency in gross margin service checkout) (e.g. merchandise margin, omnichannel End-to-end supply chain capabilities) and SG&A (e.g. store payroll transformation Marketing and store operations, credit, corporate) Enable optimal inventory deployment to Drive spend efficiencies through more increase service levels, reduce clearance and digital and less print advertising 2020 shipping costs and improve turn Organizational restructuring actions in 2020 Technology to date are expected to generate expense More agile approach with focus on customer savings of more than $100 million on an outcomes annualized basis 26Continuously driving greater cost efficiency through Operational Excellence discipline Recent cost Gross margin efficiency SG&A efficiency reduction efforts Sourcing optimization Store labor Leverage supplier relationships to drive Streamline and automate task-based work 2017-2019 more efficiency in product costs to reduce labor costs and invest back into Exceeded cost savings goal of $250 million an improved customer experience (e.g. self- through greater efficiency in gross margin service checkout) (e.g. merchandise margin, omnichannel End-to-end supply chain capabilities) and SG&A (e.g. store payroll transformation Marketing and store operations, credit, corporate) Enable optimal inventory deployment to Drive spend efficiencies through more increase service levels, reduce clearance and digital and less print advertising 2020 shipping costs and improve turn Organizational restructuring actions in 2020 Technology to date are expected to generate expense More agile approach with focus on customer savings of more than $100 million on an outcomes annualized basis 26

Disciplined Capital Management 27Disciplined Capital Management 27

Balanced Capital Allocation Strategy Committed to returning capital to shareholders Maintain strong balance sheet Long-term objective of maintaining Investment Grade rating 1 2 3 4 Opportunistic, Invest in   Share   Dividend complementary  the business repurchases M&A 28Balanced Capital Allocation Strategy Committed to returning capital to shareholders Maintain strong balance sheet Long-term objective of maintaining Investment Grade rating 1 2 3 4 Opportunistic, Invest in Share Dividend complementary the business repurchases M&A 28

We have a history of investing in our business and returning significant capital to shareholders

Capex ($ in millions)



$672
$578
$855
2017
2018
2019

- **Remain committed to investing in the business**
- **More than $2.0 billion cumulative Capex** during 2017-2019, of which ~70% supported our omni-channel strategy

Solid Free Cash Flow ($ in millions)



$881
$1,403
$700
2017
2018
2019

- Focused on driving free cash flow
- **$3.0 billion cumulative free cash flow** generated from 2017 through 2019

Significant Capital Returned to Shareholders ($ in millions)



Dividend
Share Repurchase
$674
$796
$893
$306
$396
$470
$368
$400
$423
2017
2018
2019

- **Committed to long-term capital return program** once environment stabilizes
- **$2.4 billion cumulative capital returned** to shareholders during 2017-2019 through dividend and share repurchases

KOHL'S 29

We are committed to prudent balance sheet management with a long-term objective of sustaining Investment Grade rating Long History of Disciplined Financial Management More than two decades of maintaining Investment Grade rating • Modest pre-COVID-19 debt structure (2.5x leverage at year-end 2019) in relation to cash flow generation • Reduced debt by over $940 million in 2018-2019 • Aggressive Actions in 2020 to Preserve Financial Flexibility Revolver New Debt Sale-leaseback • Replaced, secured, and upsized to $1.5 billion • Issued $600 million notes due 2025 • Completed sale of two facilities for $193 million • Fully repaid in October 2020 • Full line available for utilization Future Actions Nearest term debt maturity is 2023 • As environment stabilizes, we will focus on reducing leverage through liability management • Leverage Ratio is a non-GAAP financial measure. For reference, the reconciliation can be found in the Appendix. 30We are committed to prudent balance sheet management with a long-term objective of sustaining Investment Grade rating Long History of Disciplined Financial Management More than two decades of maintaining Investment Grade rating • Modest pre-COVID-19 debt structure (2.5x leverage at year-end 2019) in relation to cash flow generation • Reduced debt by over $940 million in 2018-2019 • Aggressive Actions in 2020 to Preserve Financial Flexibility Revolver New Debt Sale-leaseback • Replaced, secured, and upsized to $1.5 billion • Issued $600 million notes due 2025 • Completed sale of two facilities for $193 million • Fully repaid in October 2020 • Full line available for utilization Future Actions Nearest term debt maturity is 2023 • As environment stabilizes, we will focus on reducing leverage through liability management • Leverage Ratio is a non-GAAP financial measure. For reference, the reconciliation can be found in the Appendix. 30

Strong Organizational Core 31Strong Organizational Core 31

We are evolving how we work to accelerate our path forward Innovative and Adaptive Focus on ESG Learning Approach Diversity & Inclusion Stewardship Culture of experimentation and testing Committed to fostering a diverse & inclusive Our ESG journey began more than a decade • • • environment for our associates and ago and our efforts are frequently recognized Dedicated resources against longer-term • customers innovation We are committed to the environment with • Established Diversity & Inclusion framework established 2025 goals for climate change, • Aggressively adopt machine-based decision • and goals to accelerate progress: People, waste and recycling, and sustainable sourcing making Customer, and Community 32We are evolving how we work to accelerate our path forward Innovative and Adaptive Focus on ESG Learning Approach Diversity & Inclusion Stewardship Culture of experimentation and testing Committed to fostering a diverse & inclusive Our ESG journey began more than a decade • • • environment for our associates and ago and our efforts are frequently recognized Dedicated resources against longer-term • customers innovation We are committed to the environment with • Established Diversity & Inclusion framework established 2025 goals for climate change, • Aggressively adopt machine-based decision • and goals to accelerate progress: People, waste and recycling, and sustainable sourcing making Customer, and Community 32

Creating Long-term Shareholder Value 33Creating Long-term Shareholder Value 33

Creating Long-term Shareholder Value

- Return to growth
- Expand operating margin
- Solid cash flow generation
- Maintain strong balance sheet
- Return capital to shareholders



Our Strategy

The most trusted retailer of choice for the active and casual lifestyle

Drive Top Line Growth

Destination for Active & Casual Lifestyle

- Expand Active and Outdoor
- Reignite growth in Women's
- Build a sizable Beauty business
- Drive category productivity and inventory turn
- Capture market share from retail industry disruption

Leading with Loyalty & Value

- Best-in-class loyalty
- Drive productivity through deeper engagement
- Deliver personalized experiences

Differentiated Omni-channel Experience

- Healthy store base in evolving landscape
- Modernize the store experience
- Continue digital growth
- Further enhance omni-channel capabilities

Expand Operating Margin

Operating Margin Goal of 7% to 8%

- End-to-end supply chain transformation
- SG&A efficiency through store labor, marketing, and technology
- Operational excellence

Disciplined Capital Management

Maintain Strong Balance Sheet

- Sustain Investment Grade rating
- Solid cash flow generation
- Committed to returning capital to shareholders

Strong Organizational Core

Agile, Accountable & Inclusive Culture

- Innovative and adaptive learning approach
- Focused on diversity and inclusion
- ESG stewardship

KOHL'S
34

Appendix 35Appendix 35

Reconciliations

Adjusted Operating Income

($ in millions)	2017	2018	2019
Operating Income	1,416	1,361	1,099
Impairments, store closing and other costs	0	104	113
Adjusted Operating Income	$1,416	$1,465	$1,212
Total Revenue	$20,084	$20,229	$19,974
Adjusted Operating Income as a % of Total Revenue	**7.1%**	**7.2%**	**6.1%**

Free Cash Flow

($ in millions)	2017	2018	2019
Net cash provided by operating activities	1,691	2,107	1,657
Acquisition of property and equipment	(692)	(578)	(855)
Finance lease and financing obligation payments	(138)	(126)	(113)
Proceeds from financing obligations	—	—	11
Free cash flow	**$881**	**$1,403**	**$700**

Leverage Ratio

($ in millions)	2017	2018	2019
Finance lease and financing obligations	1,717	1,638	1,491
Long-term debt	2,797	1,861	1,856
Total debt	4,514	3,499	3,347
Operating leases	—	—	2,777
Rent x 8	2,344	2,408	—
Adjusted debt	**6,858**	**5,907**	**6,124**
Operating income	1,416	1,361	1,099
Depreciation and amortization	991	964	917
Rent expense	293	301	314
EBITDAR	**2,700**	**2,626**	**2,330**
Impairments, store closing and other costs	—	104	113
Adjusted EBITDAR	2,700	2,730	2,443
Adjusted debt to adjusted EBITDAR	**2.5**	**2.2**	**2.5**

36